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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 15, 2002


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                    1-3175                 74-1828067
    (State or other jurisdiction       (Commission              (IRS Employer
          of incorporation)            File Number)          Identification No.)

          ONE VALERO PLACE
         SAN ANTONIO, TEXAS                                          78212
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

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ITEM 5.           OTHER EVENTS.

                  On November 15, 2002, Valero Energy Corporation (the "Company") entered into a placement agency agreement relating to the issuance and sale by the Company of $50,000,000 aggregate principal amount of its 6.311% Notes due 2007 (the "Notes") to Core Bond Products LLC, as depositor of the Core Investment Grade Bond Trust I. The Notes are to be issued under an Indenture dated December 12, 1997 between the Company and The Bank of New York, as Trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-84820, 333-84820-1 and 333-84820-2) of the Company, VEC Trust III and VEC Trust IV. Closing of the issuance and sale of the Notes is scheduled for November 20, 2002.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Placement Agency Agreement dated November 15, 2002 among the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc., as Placement Agents.

         4.1      Terms of the 6.311% Notes due 2007.

         4.2      Form of Notes (included in Exhibit 4.1 above).

         5.1      Opinion of Jay D. Browning, Esq.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VALERO ENERGY CORPORATION




Date: November 18, 2002                By:  /s/ JAY BROWNING
                                          --------------------------------------
                                            Jay D. Browning
                                            Vice President and Secretary



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                                  EXHIBIT INDEX

Number     Exhibit
------     -------

 1.1 Placement Agency Agreement dated November 15, 2002 among the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc., as Placement Agents.

 4.1       Terms of the 6.311% Notes due 2007.

 4.2       Form of Notes (included in Exhibit 4.1 above).

 5.1       Opinion of Jay D. Browning, Esq.